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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 27, 2001


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                             British Virgin Islands
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                 (State or other jurisdiction of incorporation)


                 000-23265                           94-3267443
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           (Commission file Number)             (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                            (Zip Code)

                                 (919) 862-1000
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               Registrant's telephone number, including area code







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Item 5.  Other Events

     On December 27, 2001, Salix issued a press release to announce the filing with the U. S. Food and Drug Administration of a new drug application for rifaximin.

     A copy of this press release is attached as an exhibit.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SALIX PHARMACEUTICALS, LTD.

Date:  December 27, 2001
                                         /s/ Adam C. Derbyshire
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                                         Adam C. Derbyshire, Vice President
                                         and Chief Financial Officer